Subscription Agreement

May 31, 2007

To the Board of Directors of

Highlands Acquisition Corp.:

Gentlemen:

The undersigned hereby subscribes for and agrees to purchase ________ Warrants (“Sponsors’ Warrants”) at $1.00 per Sponsors’ Warrant, each to purchase one share of common stock, par value $0.0001 per share (“Common Stock”), of Highlands Acquisition Corp., a Delaware corporation (the “Corporation”), at $7.50 per share for an aggregate purchase price of $______ (“Purchase Price”). The purchase and issuance of the Sponsors’ Warrants shall occur simultaneously with the consummation of the Corporation’s initial public offering of securities (“IPO”) which is being underwritten by Citigroup Global Markets Inc. The Sponsors’ Warrants will be sold to the undersigned on a private placement basis and not as part of the IPO.

At least 24 hours prior to the effective date of the registration statement filed in connection with the IPO (“Registration Statement”), the undersigned shall deliver the Purchase Price to Graubard Miller (“GM”) to hold until the Corporation consummates the IPO. Simultaneously with the consummation of the IPO, GM shall deposit the Purchase Price into the trust account (“Trust Account”) established by the Corporation for the benefit of the Corporation’s public stockholders as described in the Corporation’s Registration Statement, pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Corporation and Continental Stock Transfer & Trust Company. In the event that the IPO is not consummated within 14 days of the date the Purchase Price is delivered to GM, GM shall return the Purchase Price to the undersigned, including any interest thereon and without deduction or setoff.

The undersigned represents and warrants that he has been advised that the Sponsors’ Warrants (including the underlying shares of Common Stock) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”); that he is acquiring the Sponsors’ Warrants (including the underlying shares of Common Stock) for his account for investment purposes only; that he has no present intention of selling or otherwise disposing of the Sponsors’ Warrants (including the underlying shares of Common Stock) in violation of the securities laws of the United States; that he is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act; and that he is familiar with the proposed business, management, financial condition and affairs of the Corporation.

The undersigned agrees to not (i) offer, sell, contract to sell, hypothecate, grant any option to purchase or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate thereof), directly or indirectly, including the filing (or participation in the filing) of a registration statement (other than as provided for in that certain Registration Rights Agreement between the Company and the undersigned to be executed in connection with the IPO) with the Securities and Exchange Commission (the “Commission”) in respect of, any Sponsors’ Warrants (including the underlying shares of Common Stock), (ii) establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Sponsors’ Warrants (including the underlying shares of Common Stock), (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Sponsors’ Warrants (or underlying shares of Common Stock) or any securities convertible into or exercisable or exchangeable for Common Stock or such Warrants or other rights to purchase Common Stock or any such securities, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any such transaction, until the Corporation consummates a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with an operating business (“Business Combination”) meeting the requirements set forth in the Registration Statement; provided, however, that the foregoing shall not apply to a disposition (i) to the undersigned’s members upon liquidation of the undersigned, if the undersigned is an entity, (ii) for estate planning purposes pursuant to a bona fide gift to a member of the undersigned’s immediate family or to a trust, the beneficiary of which is the undersigned or a member of the undersigned’s immediate family, (iii) by virtue of the laws of descent and distribution upon the death of the undersigned, (iv) pursuant to a qualified domestic relations order, (v) to the Corporation’s officers, directors and employees and persons affiliated with its founders; provided, further, however, that such transfers may be implemented only if the respective transferee agrees in writing to be bound by the terms and conditions of this Agreement and any other agreement affecting the transferability of the Sponsors’ Warrants (and the underlying shares of Common Stock) to which the undersigned is then bound. The undersigned acknowledges that the certificates for such Sponsors’ Warrants shall contain a legend indicating such restriction on transferability.

The Corporation hereby acknowledges and agrees that, in the event the Corporation calls the Warrants for redemption pursuant to that certain Warrant Agreement to be entered into between the Corporation and Continental Stock Transfer & Trust Company in connection with the Corporation’s IPO, the Sponsors’ Warrants shall not be redeemable by the Corporation so long as such Sponsors’ Warrants are held by the undersigned or permitted transferees of the undersigned.

The terms of this agreement and the restriction on transfers with respect to the Sponsors’ Warrants may not be amended without the prior written consent of the undersigned and Citigroup Global Markets Inc.

Very truly yours,

Agreed to:
Highlands Acquisition Corp.
By:
Name:
Title:

Graubard Miller

By:
Name:
Title:
Citigroup Global Markets Inc.
By:
Name:
Title: